UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2006
Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH		45242-4716

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (513) 794-7100
LanVision Systems, Inc

(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 21, 2006, Streamline Health Solutions, Inc. (“Streamline Health”) issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Streamline Health’s second fiscal quarter ended July 31, 2006. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	News Release of Streamline Health Solutions, Inc. dated August 21, 2006 Second Quarter Earnings News Release
Signatures
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: August 22, 2006	By:	/s/ Paul W. Bridge, Jr.

Paul W. Bridge, Jr. Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	News Release of Streamline Health Solutions, Inc. Dated August 21, 2006 Second Quarter Earnings News Release

3